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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             MARCH 15, 2007


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                       001-12810                    22-2535743
 (State or other                  (Commission                (I.R.S. Employer
  jurisdiction                   File Number)               Identification No.)
of incorporation)

                               24225 GARNIER STREET
                                TORRANCE, CALIFORNIA             90505-5355
                     (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:      (310) 784-2100

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ITEM 8.01                  OTHER EVENTS



         The Board of Directors of Hi-Shear Technology Corporation today approved a cash dividend of $0.25 per share, or approximately $1,695,000 payable on April 1, 2007, to shareholders of record as of the close of business March 28, 2007. The ex-dividend date is March 26, 2007. This dividend is not special and does not represent that the Company will pay dividends on a scheduled basis.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HI-SHEAR TECHNOLOGY CORP.



Dated: March 15, 2007                    By:  /s/ George W. Trahan
                                              ---------------------------------
                                              George W. Trahan, President,
                                              Chief Executive Officer and
                                              Chairman








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